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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2000


                                OGDEN CORPORATION
             (Exact name of registrant as specified in the charter)

DELAWARE                    1-3122                     13-5549268
---------------             ------------------------   -------------------
(State or other             (Commission File Number)   (I.R.S. Employer
jurisdiction of                                        Identification No.)
incorporation)

TWO PENNSYLVANIA PLAZA         NEW YORK, NEW YORK      10121
----------------------         ------------------      -----
(Address of Principal Executive Offices)               Zip Code


Registrant's telephone number, including area code: (212) 868-6000


                                      NONE
          (Former name or former address, if changed since last report)
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Item 5.     OTHER EVENTS

            On July 25, 2000 Ogden Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

Item 7.     FINANCIAL STATEMENTS AND EXHIBIT

            (a) Financial Statements of business acquired: Not Applicable

            (b) Pro forma financial information: Not Applicable

            (c) Exhibit:

                  A) Press Release of Ogden Corporation, dated July 25, 2000, reporting that it had signed a definitive agreement with John Menzies plc to sell its Ogden Aviation Ground Services business for approximately $117.8 million.
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                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                OGDEN CORPORATION


Dated: July 31, 2000                            By: /s/ WILLIAM J. METZGER
                                                    ----------------------------
                                                    William J. Metzger
                                                    Vice President and Chief
                                                    Accounting Officer